                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                                  -------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 8, 2001



                              SL GREEN REALTY CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    Maryland
                            (STATE OF INCORPORATION)


             1-13199                              13-3956775
    (COMMISSION FILE NUMBER)                      (IRS EMPLOYER ID. NUMBER)


                         420 Lexington Avenue                       10170
                          New York, New York                        (ZIP CODE)
                ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 594-2700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

     99.1  Supplemental package

ITEM 9.           REGULATION FD DISCLOSURE

         Following the issuance of a press release on February 7, 2001 the fourth quarter ended December 31, 2000, the Company is also making available supplemental informtion regarding the Company's operations that is too voluminous for a press release. The Company is attaching this supplemental package as Exhibit 99.1 to this Current Report on Form 8-K. The press release for the fourth quarter has been filed under a separate Form 8-K dated February 7, 2001.

Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                     SL GREEN REALTY CORP.




                                                     /s/ Thomas E. Wirth
                                                     ---------------------------
                                                     Thomas E. Wirth
                                                     Executive Vice President,
                                                     Chief Financial Officer



Date:  February 8, 2001


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